                                                                    Exhibit 99.1

FALCONSTOR
SOFTWARE

Contact:  Joanne Ferrara, Investor Relations
          631-773-5813
          JOANNE.FERRARA@FALCONSTOR.COM

               FALCONSTOR SOFTWARE ANNOUNCES Q2 QUARTERLY RESULTS
                      REVENUES INCREASE 40% FROM PRIOR YEAR

MELVILLE, N.Y., July 26, 2007--FalconStor Software, Inc. (NASDAQ: FALC), the
market leader in disk-based data protection solutions, today announced financial results for its second quarter ended June 30, 2007.

Revenues for the second quarter of 2007 increased 40% to $17.8 million, compared with $12.7 million for the same period a year ago. Net income for the quarter was $1.4 million, or $0.03 per diluted share, which includes $1.9 million in expenses related to stock-based compensation, compared with a net loss of $1.3 million, or $0.03 per diluted share, in Q2 2006, which included $2.4 million in expenses related to stock-based compensation. Pro forma net income, which excludes stock-based compensation expense, was $3.3 million or $0.06 per diluted share in the second quarter 2007, compared with pro forma net income of $1.1 million or $0.02 per diluted share for the second quarter of 2006.

For the six months ended June 30, 2007, revenues increased 56% to $34.1 million, compared with $21.9 million for the same period a year ago. Net income for the six-month period was $0.8 million, or $0.02 per diluted share, which includes
$4.1 million in stock-based compensation expense, compared with a net loss of
$4.9 million, or $0.10 per diluted share, in the same period a year ago which included $4.7 million in stock-based compensation expense. Pro forma net income, which excludes stock-based compensation expense, was $5.0 million, or $0.10 per diluted share, compared with a loss of $0.3 million, or $0.01 per diluted share, in 2006.

Compared with the previous quarter, revenues increased 9% from $16.3 million in the first quarter to $17.8 million in the second quarter. Net income for the second quarter was $1.4 million, or $0.03 per diluted share, which includes $1.9 million in expenses related to stock-based compensation, compared with a net loss of $0.6 million, or $0.01 per share, in the first quarter, which included
$2.2 million in expenses related to stock-based compensation. Excluding stock-based compensation, pro forma net income increased to $3.3 million, or
$0.06 per diluted share, in the second quarter compared with a pro forma net income of $1.6 million, or $0.03 per diluted share, in the first quarter.

The Company closed the quarter with $56.2 million in cash, cash equivalents and marketable securities, which is an increase of $3.9 million compared with the previous quarter. Deferred revenue at June 30, 2007, increased to $18.1 million, or by 63% compared with the same period a year ago.

"We are pleased with the continuing expansion in revenue, strategic partnerships and our product portfolio," said ReiJane Huai, Chairman and CEO of FalconStor.
"In addition to powering the fastest, biggest and smartest VTL in the enterprise space, we will be releasing a series of purpose-built, competitively positioned data protection solutions targeting mid-range customers to broaden our channel distribution, expand our market coverage and further our business momentum."

The company will host a conference call on Thursday, July 26th at 4:30 p.m. EDT, to discuss the results. To participate in the conference call, please dial:

Toll Free: 1 800-240-8658
International: 1 303-262-2130

To view the presentation, please copy and paste the following link into your browser and register for this meeting. Once you have registered for the meeting, you will receive an email message confirming your registration.

HTTPS://FALCONSTOR.WEBEX.COM/FALCONSTOR/J.PHP?ED=100393732&UID=0

Meeting: FalconStor Q2 2007 Earnings
Meeting password: q2numbers
Meeting Number: 486 738 639

A conference call replay is scheduled to be available beginning 7/26 at 6:30
PM EDT through 11:59 PM EDT on 7/31. To listen to the replay of the call, dial toll free: 1 800-405-2236 or International: 1 303-590-3000, passcode:
11093411#, or visit our website at WWW.FALCONSTOR.COM/INVESTORS.ASP

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures (which should be viewed as a supplement to, and not a substitute for, their comparable GAAP measures) in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. For a reconciliation of our GAAP and non-GAAP financial results, please refer to our ProForma Condensed Consolidated
Statements of Operations, presented in this release.

ABOUT FALCONSTOR
FalconStor Software, Inc. (NASDAQ: FALC) is the market leader in disk-based data protection. We deliver proven, comprehensive data protection solutions that facilitate the recovery of business-critical data with speed, integrity, and simplicity. Our technology-independent solutions, built upon the award-winning
IPStor(R) virtualization platform, include the industry-leading VirtualTape
Library (VTL) with Single Instance Repository (SIR) for de-duplication,
Continuous Data Protection (CDP), Storage Virtualization, and Replication for
disaster recovery and remote office protection. Our products are available from major OEMs and solution providers including EMC, SUN, Brocade, H3C, and COPAN and are deployed by thousands of customers worldwide, from small businesses to
Fortune 1000 enterprises.

FalconStor is headquartered in Melville, New York, with offices throughout
Europe and the Asia Pacific region. FalconStor is an active member of the
Storage Networking Industry Association (SNIA). For more information, visit
www.falconstor.com or call 1-866-NOW-FALC (866-669-3252).

                                       ###

This press release includes forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include: delays in product development; market acceptance of FalconStor's products and services;
technological change in the storage and networking industries; competition in the network storage software market; the potential failure of FalconStor's OEM partners to introduce or to market products incorporating FalconStor's products;
intellectual property issues; and other risk factors discussed in FalconStor's reports on Forms 10-K, 10-Q and other reports filed with the Securities and
Exchange Commission.

                           FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                             CONDENSED CONSOLIDATED BALANCE SHEETS

                                                              June 30,            December 31,
                                                                2007                2006
                                                             -----------          -----------
                                                             (unaudited)
ASSETS
Current assets:
   Cash and cash equivalents ..........................       $26,225,644         $15,605,329
   Marketable securities ..............................        29,931,899          25,354,259
   Accounts receivable, net ...........................        20,506,847          24,134,257
   Prepaid expenses and other current assets ..........         2,044,561           1,244,937
                                                              -----------         -----------

          Total current assets ........................        78,708,951          66,338,782
                                                              -----------         -----------

Property and equipment, net ...........................         7,107,128           5,960,317
Goodwill ..............................................         3,512,796           3,512,796
Other intangible assets, net ..........................           380,169             407,316
Other assets ..........................................         2,028,606           2,011,433
                                                              -----------         -----------

          Total assets ................................       $91,737,650         $78,230,644
                                                              ===========         ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ...................................       $ 1,700,825         $ 1,432,510
   Accrued expenses ...................................         5,288,812           6,505,536
   Deferred revenue ...................................        14,116,551          11,466,552
                                                              -----------         -----------

          Total current liabilities ...................        21,106,188          19,404,598

Other long-term liabilities ...........................           133,184             137,317
Deferred revenue ......................................         4,030,451           3,645,482
                                                              -----------         -----------

          Total liabilities ...........................        25,269,823          23,187,397
                                                              -----------         -----------

Commitments

          Total stockholders' equity ..................        66,467,827          55,043,247
                                                              -----------         -----------

          Total liabilities and stockholders' equity ..       $91,737,650         $78,230,644
                                                              ===========         ===========

                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                     Three Months Ended                    Six Months Ended
                                                                          June 30,                             June 30,
                                                              -------------------------------       --------------------------------
                                                                   2007              2006                2007                2006
                                                                        (unaudited)                            (unaudited)
Revenues
Software license revenue ...............................      $ 11,980,480       $  8,726,021       $ 22,417,985       $ 14,402,710
Maintenance revenue.....................................         4,535,780          2,908,514          8,869,319          5,499,517
Software services and other revenue ....................         1,234,284          1,033,692          2,803,918          1,974,320
                                                              ------------       ------------       ------------       ------------
                                                                17,750,544         12,668,227         34,091,222         21,876,547

Operating expenses:
   Amortization of purchased and capitalized
     software ..........................................            24,286            101,333             49,822            253,055
   Cost of maintenance, software services and
     other revenue .....................................         2,462,050          2,320,065          5,206,338          4,304,662
   Software development costs ..........................         5,341,481          4,905,137         10,857,666          9,512,240
   Selling and marketing ...............................         7,500,433          5,686,742         14,469,184         10,590,747
   General and administrative ..........................         1,922,723          1,390,140          3,860,503          2,711,434
                                                              ------------       ------------       ------------       ------------
                                                                17,250,973         14,403,417         34,443,513         27,372,138
                                                              ------------       ------------       ------------       ------------
           Operating income (loss) .....................           499,571         (1,735,190)          (352,291)        (5,495,591)
                                                              ------------       ------------       ------------       ------------

   Interest and other income ...........................           594,376            384,009          1,093,747            670,660
                                                              ------------       ------------       ------------       ------------

           Income (loss) before income
                   taxes ...............................         1,093,947         (1,351,181)           741,456         (4,824,931)
                                                              ------------       ------------       ------------       ------------

Provision for income taxes .............................          (285,621)           (46,386)           (83,537)           116,750
                                                              ------------       ------------       ------------       ------------

           Net income (loss) ...........................      $  1,379,568       $ (1,304,795)      $    824,993       $ (4,941,681)
                                                              ============       ============       ============       ============

Basic net income (loss) per share ......................      $       0.03       $      (0.03)      $       0.02       $      (0.10)
                                                              ============       ============       ============       ============

Diluted net income (loss) per share ....................      $       0.03       $      (0.03)      $       0.02       $      (0.10)
                                                              ============       ============       ============       ============

Weighted average basic shares outstanding ..............        49,378,812         48,047,291         48,988,778         48,026,914
                                                              ============       ============       ============       ============
Weighted average diluted shares outstanding ............        53,007,181         48,047,291         50,802,963         48,026,914
                                                              ============       ============       ============       ============

                                             FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                              THREE AND SIX MONTHS ENDED JUNE 30, 2007
                                                             (UNAUDITED)
                                                         GAAP RECONCILIATION

                                                              Three Months Ended                         Six Months Ended
                                                                June 30, 2007                             June 30, 2007
                                                            2007                2006                 2007                  2006
                                                                 (unaudited)                                 (unaudited)

Net income (loss) (GAAP) .....................       $    1,379,568       $   (1,304,795)       $      824,993       $   (4,941,681)
Adjustment (1) ...............................            1,938,021            2,396,102             4,128,106            4,660,622
                                                     --------------       --------------        --------------       --------------
Adjusted net income (loss) (2) ...............            3,317,589            1,091,307             4,953,099             (281,059)
                                                     ==============       ==============        ==============       ==============

Basic EPS (GAAP) .............................       $         0.03       $        (0.03)       $         0.02       $        (0.10)
Adjustment ...................................                 0.04                 0.05                  0.08                 0.10
                                                     --------------       --------------        --------------       --------------
Adjusted Basic EPS ...........................                 0.07                 0.02                  0.10                (0.01)
                                                     ==============       ==============        ==============       ==============

Diluted EPS (GAAP) ...........................       $         0.03       $        (0.03)       $         0.02       $        (0.10)
Adjustment ...................................                 0.04                 0.05                  0.08                 0.10
                                                     --------------       --------------        --------------       --------------
Adjusted Diluted EPS .........................                 0.06                 0.02                  0.10                (0.01)
                                                     ==============       ==============        ==============       ==============

Weighted average basic shares
  outstanding ................................           49,378,812           48,047,291            48,988,778           48,026,914
                                                     ==============       ==============        ==============       ==============
Weighted average diluted shares
  outstanding ................................           53,007,181           49,377,595            50,802,963           48,026,914
                                                     ==============       ==============        ==============       ==============

Footnotes:

     (1)   Represents non-cash stock-based compensation charges as follows:

                                                                         Three Months Ended                  Three Months Ended
                                                                             June 30, 2007                      June 30, 2007
                                                                        2007              2006             2007               2006
                                                                             (unaudited)                        (unaudited)

Cost of maintenance, software services and
   other revenue                                                    $  224,454        $  356,159        $  509,303        $  699,549
Software development costs                                             756,294         1,078,138         1,679,950         2,133,099
Selling and marketing                                                  714,610           684,686         1,433,527         1,345,538
General and administrative                                             242,663           277,119           505,326           482,436
                                                                    ----------        ----------        ----------        ----------

Total non-cash stock-based compensation
   expense                                                          $1,938,021        $2,396,102        $4,128,106        $4,660,622
                                                                    ==========        ==========        ==========        ==========

     (2)   Pro forma amounts exclude stock option expenses recognized for GAAP purposes under FAS 123R. As discussed earlier in this release, these supplemental non-GAAP financial measures should not be used as a substitute for their comparable GAAP measures. The pro forma amounts exclude any tax related effects of FAS 123R as these effects are not deemed to be material.